Exhibit 10.7

AMENDMENT AND WAIVER

This Amendment and Waiver (this “Agreement”), dated as of June 28, 2026, is by and among Catheter Precision, Inc., a Delaware corporation (the “Company”), and the investors listed on the signature pages attached hereto (each, a “Buyer” and collectively, the “Buyers”).

BACKGROUND

WHEREAS, the Company and the Buyers are party to that certain Securities Purchase Agreement, dated February 6, 2026, and that certain Securities Purchase Agreement, dated as of March 9, 2026 (collectively, the “Purchase Agreements”), pursuant to which, among other things, the Buyers agreed to purchase shares of the Company's Series C-3 Preferred Stock in connection with the Third Closing;

WHEREAS, Section 7(v) of the Purchase Agreements provides that as a condition to closing of the Series C-3 Preferred Stock, the closing price of the Company's Common Stock as reported on the Principal Market on the Trading Day prior to such Closing shall not be less than $0.35 (the “Minimum Price Condition”);

WHEREAS, pursuant to Section 9(e) of the Purchase Agreements, the Purchase Agreements may be amended in writing by the Company and the Required Holders;

WHEREAS, the Buyers collectively hold at least a majority of the Registrable Securities sand thereby constitute the Required Holders; and

WHEREAS, the Company and the Buyers desire to amend the Purchase Agreements to delete the Minimum Price Condition, and to waive any failure to satisfy the Minimum Price Condition in connection with the Third Closing.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Definitions. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to such terms in the Purchase Agreements.

2. Amendment to Purchase Agreements. Section 7(v) of the Purchase Agreements is hereby deleted in its entirety and shall be of no further force or effect. The Purchase Agreements is hereby amended accordingly, and all references therein to the condition set forth in Section 7(v) shall be disregarded.

3. Waiver. The Buyers hereby irrevocably waive any and all rights arising under Section 7(v) of the Purchase Agreements, including without limitation any right to refuse to consummate the Third Closing on the basis that the closing price of the Company's Common Stock on the Trading Day immediately prior to the Third Closing Date is less than $0.35. This waiver is effective with respect to all Closings under the Purchase Agreements.

4. Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts (including by electronic mail, in PDF or by DocuSign or similar electronic signature), all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5. Governing Law. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW SET FORTH IN SECTION 9(a) OF THE PURCHASE AGREEMENTS, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

6. Terms and Conditions of the Purchase Agreements. Except as modified and amended herein, all of the terms and conditions of the Purchase Agreements shall remain in full force and effect.

[Signature pages follow immediately.]

[Company Signature Page to Amendment and Waiver]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Company:

CATHETER PRECISION, INC.

By:         _______________________________________

Name:

Title:

[Buyer Signature Page to Amendment and Waiver]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first above written.

Buyer:

Name of Investor: _______________________________

By:

Name of Signatory:

Title:

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